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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 8, 2005






                                IMPROVENET, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                    000-29927                 77-0452868
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


    10799 N. 90th Street, Suite 200
          Scottsdale, Arizona                                      85260
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(Address of principal executive offices)                        (Zip Code)


     Registrant's telephone number, including area code:    480-346-0000


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)







Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective April 8, 2005, the Board of Directors of eTechLogix, Inc. ("Etech"), a wholly owned subsidiary of ImproveNet, Inc. (the "Company"), approved an agreement with 20-20 Technologies International, Inc. (`2020") for the sale of the intangible assets and certain property and assets of Etech, including its SmartFusion software line and contracts and service and support agreements relative thereto which are held by Etech along with the obligation to provide some limited knowledge transfer services to 2020 for the software (the "Purchase Agreement"). Etech is to receive a cash payment at the closing of the Purchase Agreement along with a percentage of the gross revenue generated from sales of the SmartFusion software line and recurring licensing revenue through October 31, 2007 from existing customers and new customers, not to exceed an aggregate amount as set forth in the Purchase Agreement. In addition, eTechLogix Systems Bangladesh Ltd. ("Bangladesh"), a company beneficially owned by two of the Company's directors, will cause (i) the transfer of the office lease with Bangladesh to be assigned or transferred to 2020 or a Bangladesh company newly formed by 2020, and (ii) the employees to resign from Bangladesh and to offer to become employed by 2020 or a Bangladesh company newly formed by 2020 upon substantially similar terms and conditions. 2020 is not assuming any liabilities of Etech or Bangladesh under the Purchase Agreement. As the sole shareholder of Etech, the Company has also approved the sale. The Company and 2020 currently have a cross-marketing agreement for the marketing of the Company's services to designated customers of 2020. The closing of the transactions contemplated by the Purchase Agreement is scheduled on the day that all conditions pertaining to the transfer in favor of 2020, and all of the assets of Bangladesh to 2020 or a Bangladesh company newly formed by 2020 are satisfied.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ImproveNet, Inc.


Date:  April 14, 2005


By:    /s/ Jeffrey Rassas
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       Name:  Jeffrey Rassas
       Title: Chief Executive Officer





                                  END OF FILING